                                                                    EXHIBIT 10.4

                 FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") dated as of April 12, 2004, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), AGCO CANADA, LTD., a Saskatchewan corporation ("Canadian Subsidiary"), AGCO LIMITED, an English corporation ("English Subsidiary One"), AGCO INTERNATIONAL LIMITED, an English corporation ("English Subsidiary Two"), AGCO HOLDING B.V., a Netherlands corporation ("Netherlands Subsidiary"), AGCO DEUTSCHLAND HOLDING LIMITED & CO. KG, a German limited partnership ("German Subsidiary"), and VALTRA HOLDING OY, a Finnish limited liability company ("Finnish Subsidiary"; AGCO, Canadian Subsidiary, English Subsidiary One, English Subsidiary Two, Netherlands Subsidiary, German Subsidiary and Finnish Subsidiary are referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the lenders (the "Lenders") signatory hereto; COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Lenders (together with any successor, in such capacity, the "Canadian Administrative Agent"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (together with any successor, in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Lenders, the Issuing Banks (as defined in the Credit Agreement), SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, and CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, are parties to that certain Credit Agreement dated as of December 22, 2003 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

         SECTION 1. Amendment to Section 2.5. Section 2.5 of the Credit Agreement, Prepayments and Deposits, is hereby amended and modified by deleting subsection 2.5(b)(i) in its entirety and by substituting the following in lieu thereof:

                  "(i) If, at any time after the Initial Funding Date, any Borrower shall (A) incur any Funded Debt (other than (1) the Obligations, (2) Indebtedness under the Bridge Facility, and
                  (3) Indebtedness permitted under clauses (b), (d), (e), and
                  (g) through (j) of Section 7.1) or (B) issue any Stock (other than (1) the issuance of Stock to AGCO or any Restricted Subsidiary, (2) the issuance of Stock of AGCO to any employee, executive, director or officer under an incentive compensation program, (3) the issuance of any Stock of a Restricted Subsidiary to directors of such Restricted Subsidiaries to the extent the issuance thereof is required by applicable law, and
                  (4) the issuance of Stock of AGCO to the extent that the Net Cash Proceeds thereof are used substantially concurrently to purchase equity securities of AGCO from management, directors or key employees of AGCO or any of its Subsidiaries), then one hundred percent (100%) of the Net Cash Proceeds received by such Borrower pursuant to clause (A) and seventy-five percent (75%) of the Net Cash Proceeds received by such Borrower pursuant to clause (B) shall be paid within seven (7) Business Days of receipt thereof by such Borrower to the Administrative Agent as a prepayment of the Loans (in either case to be applied as set forth in Section 2.5(b)(xii) below). Notwithstanding the foregoing, AGCO shall be permitted to retain the Net Cash Proceeds from a Stock issuance or an incurrence of Funded Debt (x) received at any time after the Initial Funding Date by AGCO to the extent such Net Cash Proceeds are concurrently used to repay the Bridge Facility, and after the repayment in full of the Bridge Facility, are used to repay any of the Existing 2006 Notes or the Existing 2008 Notes, and (y) received by AGCO within one (1) year from the Initial Funding Date in an aggregate amount of up to U.S. $150,000,000; provided the Bridge Facility has been repaid in full or is not outstanding and AGCO has satisfied the requirements of Section 5.21 as of such date. In the event AGCO elects to apply Net Cash Proceeds pursuant to any of clauses (x) and (y) above and such Net Cash Proceeds are from the issuance of Stock and incurrence of Funded Debt simultaneously or in a related transaction or series of related transactions, the Net Cash Proceeds from the Stock issuance shall be deemed to be applied first to the uses in clauses (x) and/or (y) above and the Net Cash Proceeds from the Funded Debt incurrence shall be deemed to be applied thereafter to the uses in clauses (x) and/or (y) above. Nothing in this Section shall authorize any Borrower to issue any Stock or incur any Funded Debt except as expressly permitted by this Agreement."

         SECTION 2. Consent. The Lenders hereby acknowledge and consent that, so long as the Borrowers give the required notice of redemption of the Existing 2006 Notes to the trustee within one (1) Business Day of their receipt of net proceeds from the New Senior Subordinated Notes, the Borrowers may (a) use the net proceeds from the New Senior Subordinated Notes (and any remaining net proceeds received on April 7, 2004 from the issuance of common stock) to repay the Revolving Loans, and (b) reborrow the amount of such net proceeds as Revolving Loans to redeem the Existing 2006 Notes, provided that the Borrowers repay the Existing 2006 Notes in full no later than June 7, 2004.

         SECTION 3. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

                           (a)      The execution, delivery and performance by
each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or bylaws; (ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including any of the Applicable Capital Market Transaction Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

                           (b)      No authorization or approval or other action
by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby;

                           (c)      This Amendment and each other document
required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

                           (d)      The representations and warranties contained
in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date; and

                           (e)      After giving effect hereto, no event has
occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 4. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:

                           (a)      this Amendment, duly executed by the
Borrowers, the Canadian Administrative Agent and the Administrative Agent and Lender Addenda, in the form attached hereto, duly executed by the Required Lenders; and

                           (b)      the delivery of such other documents,
instruments, and information, as the Administrative Agent may reasonably request.

         SECTION 5. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 4 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         SECTION 6. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

         SECTION 7. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

         SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or via email transmission of an Adobe portable document format file (also known as a "PDF File") shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 9. Delivery of Lender Addenda. Each Lender executing this Amendment shall do so by delivering to the Administrative Agent a Lender Addendum, substantially in the form of Annex I attached hereto, duly executed by such Lender.

         SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 11. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.

               [The remainder of the page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

                                AGCO CORPORATION

                                By: -s- DAVID K WILLIAMS
                                    ---------------------------------
                                Title: VP- TREASURER

                                AGCO CANADA, LTD.

                                By: -s- DAVID K WILLIAMS
                                    ---------------------------------
                                Title: VP- TREASURER

                                AGCO LIMITED

                                By: -s-  CSD LUPTON     R.N. BATKIN
                                    ---------------------------------
                                Title: ______________________________

                                AGCO INTERNATIONAL LIMITED

                                By: -s-  CSD LUPTON     R.N. BATKIN
                                    ---------------------------------
                                Title: ______________________________

                                AGCO HOLDING B.V.

                                By: -s-  CSD LUPTON
                                    ---------------------------------
                                Title: ______________________________

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       First Amendment to Credit Agreement
                                Signature Page 1

                                AGCO DEUTSCHLAND HOLDING
                                LIMITED & CO. KG

                                By: -s- DAVID K WILLIAMS
                                    ---------------------------------
                                Title: VP- TREASURER

                                VALTRA HOLDING OY

                                By: -s- DAVID K WILLIAMS
                                    ---------------------------------
                                Title: VP- TREASURER

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       First Amendment to Credit Agreement
                                Signature Page 2

                                AGCO DEUTSCHLAND HOLDING
                                LIMITED & CO. KG

                                By: -s- R. N. Batkin
                                    ---------------------------------
                                Title:_______________________________

                                VALTRA HOLDING OY

                                By: -s- R. N. Batkin
                                    ---------------------------------
                                Title: ______________________________

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       First Amendment to Credit Agreement
                                Signature Page 2

AGENTS, ISSUING BANKS               COOPERATIEVE CENTRALE RAIFFEISEN-
AND SWING LINE BANK:                BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND," NEW YORK BRANCH, as
                                    Administrative Agent and Multi-Currency
                                    Issuing Bank

                                    By: -s- Kimberly D. English
                                        ------------------------------------
                                    Title: Kimberly D. English
                                           Vice President

                                    By: -s- Brett Delfino
                                        ------------------------------------
                                    Title: Brett Delfino
                                           Executive Director

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND,"
                                    CANADIAN BRANCH, as Canadian Administrative
                                    Agent and Canadian Issuing Bank

                                    By: -s- DAVID L. STREETER
                                        -----------------------------------
                                    Title: DAVID L. STREETER
                                           VICE PRESIDENT

                                    By: -s- Craig Squires
                                        -----------------------------------
                                    Title: Craig Squires
                                           Vice President

LENDERS:                            See each Lender Addendum attached hereto

                       First Amendment to Credit Agreement
                                Signature Page 3

                             EXECUTED LENDER ADDENDA
                      ON FILE WITH THE ADMINISTRATIVE AGENT

                                     ANNEX 1

                                 LENDER ADDENDUM

                  Reference is made to the Credit Agreement dated as of December 22, 2003 (as amended, restated, renewed, supplemented or otherwise modified from time to time, the "Credit Agreement") among AGCO Corporation, AGCO Canada Ltd., AGCO Limited, AGCO International Limited, AGCO Holding B.V., AGCO Deutschland Holding Limited & Co. KG and Valtra Holding Oy (collectively, the "Borrowers"), the lenders signatory thereto (together with any other financial institution that subsequently becomes a Lender thereunder, the "Lenders"), the Issuing Banks (as defined in the Credit Agreement), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", Canadian Branch, as Canadian Administrative Agent, SunTrust Bank and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, CoBank, ACB and The Bank of Tokyo-Mitsubishi, Ltd., NY Branch, as Co-Documentation Agents, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as the Administrative Agent (the "Administrative Agent"). Capitalized terms used herein without definition shall have the respective meanings ascribed to those terms in the Credit Agreement.

                  Upon execution and delivery of this Lender Addendum by the undersigned Lender, the undersigned Lender hereby consents to and agrees with all of the terms and conditions contained in, and shall become a party to, the First Amendment to Credit Agreement and Consent dated as of April 12, 2004.

                  THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission or via email transmission of an Adobe portable document file (also known as a "PDF File") shall be effective as delivery of a manually executed counterpart hereof.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers effective as of the date set forth herein.

                                    [NAME OF LENDER]

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________